FORBEARANCE AGREEMENT

I
PARTIES

THIS FORBEARANCE AGREEMENT (the "Agreement") is entered into as of the 29th day of January, 2019 (the "Effective Date"), by and between HOUYU HUANG ("Huang"); **and**, FUQUAN FINANCIAL COMPANY, a Nevada corporation ("FQFC"). FQFC and Huang are sometimes referred to collectively herein as the "Parties", and each individually as a "Party".

II
RECITALS

A. Huang and FQFC are parties to that certain Convertible Loan Agreement dated as of 10 April 2018 (the "Loan Agreement"). In connection with the Loan Agreement FQFC issued a Convertible Promissory Note in favor of Huang in an amount not to exceed Five Hundred Thousand Dollars ($500,000), referred to herein as the "Note". The Loan Agreement, the Note, and all other agreements delivered by FQFC in connection with the Loan Agreement are collectively referred to herein as the "Loan Agreements".

B. Huang is willing to forbear, for a limited period of time, from enforcing its rights under the Loan Agreements which arise with regard to the Forbearance Defaults, provided that FQFC complies with the terms of this Agreement.

C. **NOW, THEREFORE,** in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

III
DEFINED TERMS

3.1 **Defined Terms in Loan Agreements**. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreements.

3.2 **Defined Terms in Agreement**. The following capitalized terms shall have the respective meanings specified in this Article III. Other terms defined elsewhere herein shall have meanings so given them.

3.2.1. **Forbearance Default**. "Forbearance Default" means (a) the occurrence of any Event of Default under the Loan Agreements; (b) the failure of FQFC to comply with any term, condition, or covenant set forth in this Agreement; (c) any representation made by FQFC under or in connection with this Agreement which shall prove to be materially false or misleading as of the date when made; or, (d) the filing of any petition (voluntary or involuntary) under the insolvency or bankruptcy laws of the United States or any state thereof, with respect to FQFC, or any of its Affiliates, or any of its subsidiaries.

3.2.2. **Obligations**. "Obligations" means each and every of the obligations of FQFC under the Loan Agreements, which obligations include without limitation payment and performance of FQFC's obligations under the Note.

3.2.3. **Securities Act**. "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

3.2.4. **Additional Definitions**. For purposes of this Agreement, (i) those words, names, or terms which are specifically defined herein shall have the meaning specifically ascribed to them; (ii) wherever from the context it appears appropriate, each term stated either in the singular or plural shall include the singular and plural; (iii) wherever from the context it appears appropriate, the masculine, feminine, or neuter gender, shall each include

the others; (iv) the words "hereof", "herein", "hereunder", and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement; (v) all references to "Dollars" or "$" shall be construed as being United States Dollars; (vi) the term "including" is not limiting and means "including without limitation"; and, (vii) all references to all statutes, statutory provisions, regulations, or similar administrative provisions shall be construed as a reference to such statute, statutory provision, regulation, or similar administrative provision as in force at the date of this Agreement and as may be subsequently amended.

IV
CONFIRMATION OF OBLIGATIONS AND NEW COVENANTS

4.1 **Absence of Certain Rights**. FQFC hereby acknowledges and agrees that as of the Effective Date, FQFC has no right of offset, defense, or counterclaim with respect to the Obligations.

4.2 **Continued Effectiveness**. Except as otherwise expressly set forth in this Agreement, the terms of each of the Loan Agreements remain unchanged, and all such Loan Agreements shall remain in full force and effect and are hereby confirmed and ratified. FQFC shall continue to perform and observe all terms and conditions of each of the Loan Agreements, as modified under this Agreement.

4.3 **No Novation**. This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation, or release of any of the Loan Agreements, or, except as otherwise expressly provided herein, a waiver by Huang of any of its rights or remedies under any of the Loan Agreements, at law or in equity.

4.4 **Reaffirmation**. FQFC hereby reaffirms each and every covenant, condition, obligation, and provision set forth in each of the Loan Agreements, as modified under this Agreement.

4.5 **SEC Compliance Date**. FQFC shall have until 31 March 2019 to be current in its filing obligations with the SEC, and shall thereafter continue to be current in all said SEC filing obligations.

V
AGREEMENT TO FORBEAR

5.1 **Forbearance**. Provided that no Forbearance Default occurs as of or following the Effective Date, Huang hereby agrees to refrain and forbear from exercising any of its rights and remedies under any of the Loan Agreements that may exist. Upon the occurrence of any subsequent Forbearance Default after the Effective Date, the foregoing forbearance by Huang shall be of no further force and effect, shall be automatically and without notice or demand deemed rescinded, revoked, and terminated and all Forbearance Defaults shall be revived and reinstated and shall be deemed to have occurred and to exist as if such forbearance had not been granted, with all rights and remedies of Huang under the Loan Agreements based upon the Forbearance Defaults revived and reinstated as if no forbearance had been granted.

5.2 **Retained Rights**. Except as expressly provided herein, the execution and delivery of this Agreement shall not: (a) constitute an extension, modification, or waiver of any aspect of any of the Loan Agreements; (b) extend the terms of any of the Loan Agreements or the due date of any of the Obligations; (c) give rise to any obligation on the part of Huang to extend, modify, or waive any term or condition of any of the Loan Agreements; (d) give rise to any defenses or counterclaims to the right of Huang to compel payment of the Obligations or to otherwise enforce their rights and remedies under the Loan Agreements; or, (e) establish a custom or course of dealing between or among FQFC and Huang. Except as expressly limited herein, Huang hereby expressly reserves all of its rights and remedies under the Loan Agreements and under applicable law.

VI
REPRESENTATIONS AND WARRANTIES

6.1 **FQFC**. FQFC hereby represents and warrants to Huang as follows as of the Effective Date:

(a) The execution, delivery, and performance of this Agreement by FQFC is within FQFC's corporate power and has been duly authorized by all necessary corporate action.

(b) This Agreement constitutes a valid and legally binding agreement enforceable against FQFC in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, and other laws affecting creditors' rights generally and to general equitable principals.

(c) Each of the Loan Agreements constitutes a valid and legally binding obligation of FQFC, enforceable against FQFC in accordance with the terms thereof subject to the effects of bankruptcy, insolvency, fraudulent conveyance, and other laws affecting creditors' rights generally and to general equitable principals.

6.2 **Huang**. Huang hereby represents and warrants to FQFC as follows as of the Effective Date:

(a) This Agreement, and the transactions contemplated thereby, have been duly and validly authorized, executed, and delivered on behalf of Huang and are valid and binding agreements of Huang enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

(b) Huang is expressly not relying on any oral representations made by FQFC or any of its agents.

VII
ADDITIONAL PROVISIONS

The provisions of Sections 3.3 and 3.4, and Article XIII, inclusive, of the Loan Agreement are incorporated herein by reference as if set forth in full.

VIII
EXECUTION

IN WITNESS WHEREOF, this FORBEARANCE AGREEMENT has been duly executed by the Parties and shall be effective as of and on the Effective Date. Each of the undersigned Parties hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Agreement, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Agreement.

HOUYU

HUANG

BY: ______________________

NAME: ______________________

TITLE: ______________________

DATED: ______________________

FQFC:

FUQUAN FINANCIAL COMPANY

BY: ______________________

NAME: ______________________

TITLE: ______________________

DATED: ______________________